EXHIBIT 99.1

FOR IMMEDIATE RELEASE	CONTACT: Frederick N. Cooper (215) 938-8312
October 18, 2021	fcooper@tollbrothers.com

Scott D. Stowell Named to Toll Brothers’ Board of Directors

Fort Washington, Pa., October 18, 2021 — Toll Brothers, Inc. (NYSE:TOL) (tollbrothers.com), the nation’s leading builder of luxury homes, today announced that Scott D. Stowell has been elected to its Board of Directors effective November 1, 2021. In addition, Richard J. Braemer, age 80, has informed the Company that he will not stand for re-election and will step down from the Board at its annual meeting of stockholders in March 2022.
Mr. Stowell, age 63, is the president and chief executive officer of Capital Thirteen LLC, a company he founded that specializes in advisory, real estate investment, and angel investing. From 2015 to 2018, Mr. Stowell served as executive chairman of CalAtlantic Group, Inc., the 5th largest U.S. home builder in 2017, and oversaw the merger of CalAtlantic with Lennar Corporation. Mr. Stowell served on the board of directors of Lennar from 2018 until April of 2021. From 2012 to 2015, he served as chief executive officer of Standard Pacific Homes, which he joined in 1986, and oversaw its merger in 2015 with the Ryland Group, resulting in the creation of CalAtlantic. With over thirty years in the home building sector, Mr. Stowell is recognized as one of the industry’s most distinguished leaders.
Mr. Stowell currently serves on the Board of Directors of Pacific Mutual Holding Company. He received his bachelor of arts in organizational communication from Brigham Young University and his master’s in business administration from the University of California, Irvine.
Douglas C. Yearley, Jr., chairman and chief executive officer, stated: “We are very pleased and excited to welcome Scott to the Toll Brothers Board of Directors. He has a wealth of home building experience and is a proven boardroom leader and executive who has created significant value for shareholders. As we welcome Scott to our Board, we will miss the thoughtful guidance and experience that Richard Braemer has contributed to our Board since we became a public company in 1986. Along with Bob Toll, Richard is the longest serving member of our Board. We wish him all the best and are deeply appreciative of his many years of distinguished service to Toll Brothers.”
Recognizing the importance of continued Board refreshment, since March 2016, the Company has added five new directors, including Mr. Stowell. These additions have deepened the diversity of the Board's composition, thought and experience, and brought fresh perspectives to its already strong membership. The Board expects to continue these efforts in the future.
About Toll Brothers
Toll Brothers, Inc., a FORTUNE 500 Company, is the nation's leading builder of luxury homes. The Company was founded over 50 years ago in 1967 and became a public company in 1986. Its common stock is listed on the New York Stock Exchange under the symbol “TOL.” The Company serves first-time, move-up, empty-nester, active-adult, and second-home buyers, as well as urban and suburban renters. Toll Brothers builds in 24 states: Arizona, California, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Maryland, Massachusetts, Michigan, Nevada, New Jersey, New York, North Carolina, Oregon, Pennsylvania, South Carolina, Tennessee, Texas, Utah, Virginia, and Washington, as well as in the District of Columbia. The Company operates its own architectural, engineering, mortgage, title, land development, golf course development, smart home technology, and landscape subsidiaries. The Company also operates its own lumber distribution, house component assembly, and manufacturing operations.
2021 marks the 10th year Toll Brothers has been named to FORTUNE magazine’s World’s Most Admired Companies® list. Toll Brothers has also been honored as Builder of the Year by Builder magazine and is the first two-time recipient of Builder of the Year by Professional Builder magazine. For more information visit TollBrothers.com.
Toll Brothers discloses information about its business and financial performance and other matters, and provides links to its securities filings, notices of investor events, and earnings and other news releases, on the Investor Relations section of its website investors.TollBrothers.com.

Forward-Looking Statement
This release contains or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. One can identify these statements by the fact that they do not relate to matters of a strictly historical or factual nature and generally discuss or relate to future events. These statements contain words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “may,” “can,” “could,” “might,” “should,” “likely,” “will,” and other words or phrases of similar meaning. Such statements may include, but are not limited to, information and statements regarding: the impact of Covid-19 on the U.S. economy and our business; expectations regarding interest rates and inflation; the markets in which we operate or may operate; our strategic objectives and priorities; our land acquisition, land development and capital allocation priorities; housing market conditions; demand for our homes; anticipated operating results and guidance; home deliveries; financial resources and condition; changes in revenues; changes in profitability; changes in margins; changes in accounting treatment; cost of revenues, including expected labor and material costs; selling, general, and administrative expenses; interest expense; inventory write-downs; home warranty and construction defect claims; unrecognized tax benefits; anticipated tax refunds; sales paces and prices; effects of home buyer cancellations; growth and expansion; joint ventures in which we are involved; anticipated results from our investments in unconsolidated entities; our ability to acquire or dispose of land and pursue real estate opportunities; our ability to gain approvals and open new communities; our ability to market, construct and sell homes and properties; our ability to deliver homes from backlog; our ability to secure materials and subcontractors; our ability to produce the liquidity and capital necessary to conduct normal business operations or to expand and take advantage of opportunities; and the outcome of legal proceedings, investigations, and claims.
Any or all of the forward-looking statements included in this release are not guarantees of future performance and may turn out to be inaccurate. This can occur as a result of incorrect assumptions or as a consequence of known or unknown risks and uncertainties. The major risks and uncertainties – and assumptions that are made – that affect our business and may cause actual results to differ from these forward-looking statements include, but are not limited to:
•the effects of the ongoing Covid-19 pandemic, which remain highly uncertain, cannot be predicted and will depend upon future developments, including the duration of the pandemic, the impact of mitigation strategies taken by applicable government authorities, the continued availability and effectiveness of vaccines, adequate testing and therapeutic treatments and the prevalence of widespread immunity to Covid-19;
•the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages and strength of the U.S. dollar;
•market demand for our products, which is related to the strength of the various U.S. business segments and U.S. and international economic conditions;
•the availability of desirable and reasonably priced land and our ability to control, purchase, hold and develop such land;
•access to adequate capital on acceptable terms;
•geographic concentration of our operations;
•levels of competition;
•the price and availability of lumber, other raw materials, home components and labor;
•the effect of U.S. trade policies, including the imposition of tariffs and duties on home building products and retaliatory measures taken by other countries;
•the effects of weather and the risk of loss from earthquakes, volcanoes, fires, floods, droughts, windstorms, hurricanes, pest infestations and other natural disasters, and the risk of delays, reduced consumer demand, and shortages and price increases in labor or materials associated with such natural disasters;
•the risk of loss from acts of war, terrorism or outbreaks of contagious diseases, such as Covid-19;
•federal and state tax policies;
•transportation costs;

•the effect of land use, environment and other governmental laws and regulations;
•legal proceedings or disputes and the adequacy of reserves;
•risks relating to any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, indebtedness, financial condition, losses and future prospects;
•the effect of potential loss of key management personnel;
•changes in accounting principles;
•risks related to unauthorized access to our computer systems, theft of our and our homebuyers’ confidential information or other forms of cyber-attack; and
•other factors described in “Risk Factors” included in our Annual Report on Form 10-K for the year ended October 31, 2020 and in subsequent filings we make with the Securities and Exchange Commission (“SEC”).
Many of the factors mentioned above or in other reports or public statements made by us will be important in determining our future performance. Consequently, actual results may differ materially from those that might be anticipated from our forward-looking statements.
Forward-looking statements speak only as of the date they are made. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise.
For a further discussion of factors that we believe could cause actual results to differ materially from expected and historical results, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K filed with the SEC and in subsequent reports filed with the SEC. This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995, and all of our forward-looking statements are expressly qualified in their entirety by the cautionary statements contained or referenced in this section.